UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02328

Boulder Growth & Income Fund Inc.
(Exact name of registrant as specified in charter)

Fund Administrative Services 1680 38th Street, Suite 800 Boulder, CO			80301
(Address of principal executive offices)			(Zip code)

Fund Administrative Services 1680 38th Street, Suite 800 Boulder, CO 80301
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(303) 444-5483

Date of fiscal year end:	November 30, 2005

Date of reporting period:	November 30, 2005

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Boulder Growth & Income Fund, Inc.

Annual Report

November 30, 2005

Dear Shareholder:

The Boulder Growth & Income Fund, Inc. had a total return on net asset value ("NAV") of 5.54% for the fiscal year ending November 30, 2005. Therefore, we achieved our first goal: don't lose what you already have. We fell shy of achieving another goal: beat the S&P 500 Index. The S&P 500 Index was up 8.44% for the same period, 2.90% better than the Fund. Although we'd like to beat the S&P 500 every year, we know, and we hope you know, that failing to beat the S&P 500 Index one year means very little in the long run. That's because the "long run" is precisely what we're investing for.

Total Returns
For the Periods ending November 30, 2005

Most Recent	BIF NAV with Dilution#	BIF NAV without Dilution	S&P 500 Index	Dow Jones Industrial Average	NASDAQ Composite
3 months	2.4%	2.4%	2.9%	3.8%	4.0%
6 months	4.1%	4.1%	5.9%	4.5%	8.4%
1 year	5.5%	5.5%	8.4%	6.1%	7.3%
3 years*	7.3%	14.2%	12.1%	9.1%	15.4%
Since 01/2002**	0.4%	5.4%	7.3%	4.6%	4.4%

#  The total returns for BIF include the effect of dilution from the 12/2002 rights offering, affecting the 3 Year and since 01/2002 returns.

*  Annualized

**  Annualized since January 31, 2002, the date the current Advisers became investment advisers to the Fund.

The Fund's largest holding, Berkshire Hathaway, contributed positively to the Fund this year, up 6.8%. Berkshire Hathaway makes up such a significant portion of our portfolio, that its performance really has an impact on the Fund's performance. Some of the bigger contributors to the Fund's performance this year were: First American Corporation, up 42.8% and Forest Laboratories, a new holding, up 20.4% since we bought it. The pharmaceuticals in the Fund were a drag on performance with Pfizer, Merck and Bristol Myers all down during the year. We sold the Fund's position in Merck. Sara Lee was also down during the year. The real estate investment trusts ("REITs") in the Fund as a group performed OK—some did well, some not as well, but as a group – OK. The total amount invested in REITs was about 26% at year-end (including both foreign and domestic REITs). This is down from 32% a year ago.

We added a few new names to the portfolio. The most significant were Anheuser-Busch (Budweiser) and Wal-Mart. These two companies are well known market-leading brands and are household names in the U.S. They were trading at reasonable levels when we bought them. Combined, the two stocks currently comprise almost 12% of the Fund's assets. Another new name is Caterpillar, which makes construction machinery such as bulldozers and earth-moving machines. All three of these companies dominate their respective markets in the U.S., and Wal-Mart and Caterpillar have a strong and growing international presence.

As mentioned above, we reduced the Fund's percentage in REITs. Now REITs are about 26% of the Fund's assets. We've bought several foreign REITs including British Land Company and Great Portland Estates both in England, Deutsche Wohnen in Germany, Unibail in France, and Hang Lung Properties in Hong Kong. We bought all of these REITs in their local sovereign currency. We've been finding some opportunities in other yield producing areas – namely closed-end income funds trading at wide discounts.

You'll also see that we purchased two other new foreign holdings. Lloyds TSB group is one of the larger banks in the United Kingdom. We bought the shares in the UK denominated British Pounds. The second is Midland Holdings, a Hong Kong based property broker. These shares trade on the Hong Kong exchange, and we bought them in Hong Kong Dollars. Lloyds has a dividend yield of almost 7%, and Midlands about 6%. We bought them not only for the yield, but hopefully for some long-term price appreciation. In addition, if the US dollar weakens against these currencies, as is the case with the foreign REITs mentioned above, we'll gain from that as well. Of course the opposite is true—if the US dollar strengthens, we'll lose proportional to the strengthening. In all, foreign securities now make up about 11% of the Fund's total assets. And together with the UK and New Zealand government bonds that the Fund owns, total exposure to foreign currencies is about 17% of the Fund's assets. We believe that over time the US dollar will weaken against these foreign currencies.

In October, the Fund changed the way it leverages. The Fund paid down the $20 million line of credit with CTC, a subsidiary of Bear Stearns, and simultaneously issued $25 million par value worth of Auction Market Preferreds ("AMPs"). AMPs are a preferred stock with $25,000 par value per share, which mostly institutional investors purchase. These shares pay interest based on a Dutch auction format and go to auction every 28 days. They are not callable, taking that risk out of the equation which we had with the line of credit. The current rate on the AMPs is 4.35%. The rate on the AMPs will obviously change every 4 weeks, but the rate will typically be less than what we were paying on the line of credit. The leverage amount increased slightly from $20 million to $25 million, and now represents 21.6% of the Funds total net assets.

There have been several world-wide tremors that have occurred in the past year – literally! The most devastating was the tsunami in Malaysia a year ago, killing nearly 200,000 people. The next was hurricane Katrina which decimated New Orleans. Finally, the 7.6 magnitude earthquake that took place in Pakistan, killing tens of thousands of people, and leaving scores of people homeless. These natural disasters are harrowing and all have an obvious impact on life and property. Everyone's heart goes out to the victims of these natural disasters. These events provoke not only an emotional response, but economic as well. Insurance companies can see large claims, and industries that are domiciled in the affected areas could go under or at least see significant setbacks. These three events, following four years after 9/11, certainly impact the way investors view the market. The world seems to keep getting smaller and smaller. How does this affect investors? Look at what you're invested in. Will the company's wares still be around and be required long down the road, even if a catastrophe strikes? It's something we think about when we invest.

All in all, despite not beating the S&P 500 Index, the Fund did OK. We hope over time to do even better. We want to assure our shareholders that we understand our mission is to invest their money wisely, safely and fruitfully, and we strive to achieve this goal. After all, our money is in there right along side yours.

Sincerely,

Stewart R. Horejsi

January 10, 2006

Our website at www.boulderfunds.net is an excellent source for information on the Fund. If you've lost your annual report, or want to read an old one, it's available on the website. You will also find information about the Boulder Growth & Income Fund's sister fund – the Boulder Total Return Fund.

Boulder Growth & Income Fund, Inc.

Exhibit 1

(Unaudited)

Change in Principal Value of Asset Classes 12/01/2004 to 11/30/2005

		Common Stock Investments
		REITS	Industrials	RICS	Total
Beginning Market Value	11/30/04	$33,258,732	$50,665,788	$—	$83,924,520
Cost of Purchases	12/1/04 - 11/30/05	12,232,273	24,924,570	3,047,153	40,203,996
Proceeds from Sales	12/1/04 - 11/30/05	18,393,030	13,535,785	1,695,031	33,623,846
Net Purchases/(Sales)		(6,160,757)	11,388,785	1,352,122	$6,580,150
Beginning Market Value Plus Net Purchases/(Sales)		27,097,975	62,054,573	1,352,122	$90,504,670
Net Appreciation		2,680,713	2,725,298	(59,382)	5,346,629
Ending Market Value	11/30/05	29,778,688	64,779,871	1,292,740	$95,851,299
Number of Issues Held	11/30/05	17	20	2
Cash, US Treasuries, Foreign Treasuries, Bonds, Other Assets and Liabilities					$19,822,182
AMPs Redemption Value					(25,000,000)
Total Net Assets applicable to Common Stock Shareholders					$90,673,481

Financial Data
(Unaudited)

	Per Share of Common Stock
	Net Asset Value	NYSE Closing Price
12/31/04	$7.96	$7.12
1/31/05	$7.62	$6.99
2/28/05	$7.79	$6.80
3/31/05	$7.54	$6.68
4/30/05	$7.64	$6.34
5/31/05	$7.68	$6.51

	Per Share of Common Stock
	Net Asset Value	NYSE Closing Price
6/30/05	$7.79	$6.59
7/31/05	$7.94	$6.83
8/31/05	$7.81	$6.55
9/30/05	$7.75	$6.80
10/31/05	$7.70	$6.49
11/30/05	$8.00	$6.96

Portfolio of Investments as of November 30, 2005  Boulder Growth & Income Fund, Inc.

Shares	Description	Value (Note 1)
LONG TERM INVESTMENTS-82.9%
DOMESTIC COMMON STOCKS-70.5%
Beverages-6.1%
160,300	Anheuser-Busch Companies, Inc.	$7,011,522
Construction Machinery-1.0%
20,000	Caterpillar, Inc.	1,155,600
Diversified-25.2%
310	Berkshire Hathaway Inc., Class A†	27,710,900
500	Berkshire Hathaway Inc., Class B†	1,477,500
		29,188,400
Financial Services-0.5%
58,000	Doral Financial Corp.	587,540
Food-Misc/Diversified-0.9%
60,000	Sara Lee Corporation	1,083,600
Insurance-4.5%
38,500	Fidelity National Financial, Inc.	1,456,070
6,737	Fidelity National Title Group Inc., Class A	153,604
40,000	First American Corporation	1,882,000
55,750	Marsh & McLennan Companies, Inc.	1,722,118
		5,213,792
Manufacturing-2.8%
50,500	Eaton Corporation	3,217,860
Pharmaceuticals-3.0%
42,000	Bristol-Meyers Squibb Company	906,780
30,000	Forest Laboratories, Inc.†	1,172,100
66,000	Pfizer, Inc.	1,399,200
		3,478,080
REITS-18.0%
70,000	Archstone-Smith Realty Trust	2,926,700
44,000	AvalonBay Communities, Inc.	4,023,800
26,000	First Industrial Realty Trust, Inc.	1,056,900
44,500	Health Care Property Investors, Inc.	1,169,015
160,000	HRPT Properties Trust	1,750,400
19,000	Liberty Property Trust	806,740
30,000	Pan Pacific Retail Properties, Inc.	2,019,000
56,600	Prentiss Properties Trust	2,320,600
55,000	Regency Centers Corporation	3,192,750
42,000	Sun Communities, Inc.	1,285,200
5,000	Taubman Centers, Inc.	175,100
		20,726,205
Retail-5.6%
133,000	Wal-Mart Stores, Inc.	6,458,480
RICS-1.1%
55,000	Flaherty & Crumrine Claymore Preferred Securities Income Fund	1,101,650
9,700	Flaherty & Crumrine Claymore Total Return Fund Inc.	191,090
		1,292,740
Savings & Loan Companies-1.8%
51,000	Washington Mutual, Inc.	2,100,690
	Total Domestic Common Stocks (cost $68,188,050)	81,514,509

See accompanying Notes to Financial Statements.

Portfolio of Investments as of November 30, 2005  Boulder Growth & Income Fund, Inc.

Shares	Description	Value (Note 1)
FOREIGN COMMON STOCKS-12.4%
France-1.0%
9,500	Unibail, REIT	$1,184,963
Germany-0.8%
4,138	Deutsche Wohnen AG, REIT	942,037
Hong Kong-1.6%
600,000	Hang Lung Properties, Ltd., REIT	901,389
2,052,000	Midland Holdings, Ltd.	945,994
		1,847,383
Netherlands-0.9%
31,663	Heineken NV	971,303
New Zealand-3.3%
4,150,135	Kiwi Income Property Trust, REIT	3,850,885
United Kingdom-4.8%
25,000	Diageo PLC, Sponsored ADR	1,453,750
235,000	Lloyds TSB Group PLC	1,913,260
65,000	British Land Co. PLC, REIT	1,101,702
155,000	Great Portland Estates PLC, REIT	1,071,507
		5,540,219
	Total Foreign Common Stocks (cost $13,653,009)	14,336,790
WARRANTS-0.0%**
1,500	Ono Finance Certificate, Warrant, Expires 5/31/09†	15
	Total Long Term Investments (cost $81,841,059)	95,851,314
Par Value
SHORT TERM INVESTMENTS-15.9%
BANK DEPOSIT-1.5%
$1,709,000	Investors Bank & Trust Money Market Deposit Account, 3.200% due 12/01/05 (cost $1,709,000)	1,709,000
FOREIGN GOVERNMENT BONDS AND TREASURY BILLS-5.8%
New Zealand-1.8%
548,000	New Zealand Government, 6.500% due 2/15/06	384,847
2,444,000	New Zealand T-Bills, 6.246% due 12/21/05	1,711,653
		2,096,500
United Kingdom-4.0%
2,700,000	UK Gilt Treasury Bond, 8.500% due 12/07/05	4,675,285
	Total Foreign Government Bonds and Treasury Bills (cost $6,948,170)	6,771,785

See accompanying Notes to Financial Statements.

Portfolio of Investments as of November 30, 2005  Boulder Growth & Income Fund, Inc.

Par Value	Description	Value (Note 1)
U.S. TREASURY BILLS-8.6%
$2,500,000	3.730% due 12/01/05	$2,500,000
3,000,000	3.860% due 12/22/05	2,993,245
4,500,000	3.905% due 12/15/05	4,493,166
	Total U.S. Treasury Bills (cost $9,986,411)	9,986,411
	Total Short Term Investments (cost $18,643,581)	18,467,196
Total Investments (cost $100,484,640)-98.8%		114,318,510
	Other Assets and Liabilities-1.2%	1,354,971
	Total Net Assets Available to Common Stock and Preferred Stock-100.0%	115,673,481
	Auction Market Preferred Stock ("AMPs") Redemption Value	(25,000,000)
	Total Net Assets Available to Common Stock	$90,673,481

†  Non-income producing security.

**  Amount represents less than 0.1% of net assets.

ADR  American Depository Receipt.

REIT  Real Estate Investment Trust

RIC  Registered Investment Company

See accompanying Notes to Financial Statements.

Statement of Assets & Liabilities  Boulder Growth & Income Fund, Inc.

November 30, 2005

ASSETS:
Investments, at value (Cost, $100,484,640) (Note 1)		$114,318,510
Cash		667
Foreign currency (Cost $2,360,289)		2,328,026
Dividends and interest receivable		345,452
Prepaid expenses and other assets		59,930
TOTAL ASSETS		117,052,585
LIABILITIES:
Payable for investments purchased	$1,089,237
Investment co-advisory fees payable (Note 2)	118,017
Legal and audit fees payable	65,086
Accumulated undeclared dividends on Taxable Auction Market Preferred Stock (Note 5)	42,188
Administration, co-administration and custodian fees payable (Note 2)	32,030
Accrued expenses and other payables	32,546
TOTAL LIABILITIES		1,379,104
FUND TOTAL NET ASSETS		115,673,481
TAXABLE AUCTION MARKET PREFERRED STOCK:
$0.01 par value, 10,000 shares authorized, 1,000 shares outstanding, liquidation preference of $25,000 per share (Note 5)		25,000,000
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCK SHAREHOLDERS)		$90,673,481
NET ASSETS (Applicable to Common Stock Shareholders) consist of:
Undistributed net investment income		$312,797
Accumulated net realized loss on investments sold and foreign currency transactions		(5,134,721)
Unrealized appreciation of investments and foreign currency transactions		13,794,680
Par value of Common Stock (Note 4)		113,278
Paid-in Capital in excess of par value of Common Stock		81,587,447
TOTAL NET ASSETS
(Applicable to Common Stock, 11,327,784 shares outstanding)	$8.00	$90,673,481

See accompanying Notes to Financial Statements.

Statement of Operations  Boulder Growth & Income Fund, Inc.

For the Year Ended November 30, 2005

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $20,595)		$2,424,638
Interest		811,022
TOTAL INVESTMENT INCOME		3,235,660
EXPENSES:
Investment co-advisory fees (Note 2)	$1,321,405
Interest on outstanding loan payable (Note 10)	671,578
Administration, co-administration and custodian fees (Note 2)	343,944
Legal and audit fees	104,931
Directors fees and expenses (Note 2)	99,000
Printing fees	50,923
Insurance Expenses	21,414
Preferred Stock broker commissions and Auction Agent fees	8,938
Other	67,766
GROSS EXPENSES	2,689,899
Fees waived by Administrator (Note 2)	(52,937)
OPERATING EXPENSES		2,636,962
NET INVESTMENT INCOME		598,698
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Securities		7,535,057
Foreign currency related transactions		(80,112)
Net change in unrealized depreciation of:
Securities		(2,703,238)
Foreign currency related transactions		(72,125)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS		4,679,582
LESS: PREFERRED STOCK DIVIDENDS		(119,717)
NET INCREASE IN NET ASSETS FROM OPERATIONS APPLICABLE TO COMMON SHARES		$5,158,563

See accompanying Notes to Financial Statements.

Statement of Changes in Net Assets  Boulder Growth & Income Fund, Inc.

	Year Ended November 30,
	2005	2004
OPERATIONS:
Net investment income	$598,698	$6,856
Net realized gain on investments sold during the year	7,454,945	8,122,460
Change in unrealized appreciation /(depreciation) of investments during the year	(2,775,363)	2,763,900
Net increase in net assets resulting from operations	5,278,280	10,893,216
DISTRIBUTIONS: PREFERRED STOCK DIVIDENDS
Dividends paid from net investment income	(119,717)	—
Total Distributions: Preferred Stock Dividends	(119,717)	—
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS APPLICABLE TO COMMON SHARES	5,158,563	10,893,216
DISTRIBUTIONS: COMMON SHARES
Dividends paid from net investment income	—	(283,195)
Total Distributions: Common Shares	—	(283,195)
CAPITAL SHARE TRANSACTIONS:
Taxable Auction Market Preferred Stock issued (Note 5)	25,000,000	—
Costs of Taxable Auction Market Preferred Stock issued (Note 5)	(381,163)	—
NET INCREASE IN NET ASSETS FOR THE YEAR	29,777,400	10,610,021
NET ASSETS:
Beginning of year	85,896,081	75,286,060
End of year (including undistributed (distributions in excess of) net investment income of $312,797 and $(100,827), respectively)	$115,673,481	$85,896,081
AUCTION MARKET PREFERRED STOCK (AMPS) REDEMPTION VALUE	(25,000,000)	—
NET ASSETS APPLICABLE TO COMMON SHARES	$90,673,481	$85,896,081

See accompanying Notes to Financial Statements.

Statement of Cash Flows  Boulder Growth & Income Fund, Inc.

For the year ended November 30, 2005

Cash flows from operating activities:
Interest income received	$1,045,125
Dividend income received	3,036,879
Payment of operating expenses	(2,117,250)
Proceeds from sales of long-term securities	39,475,724
Purchases of long-term securities	(42,114,759)
Net proceeds from short-term investments	(3,083,676)
Cash provided by operating activities		$(3,757,957)
Cash flows from financing activities:
Distributions paid	(77,529)
Preferred shares issued	24,618,837
Repayment of the line of credit	(20,000,000)
Drawdown on existing line of credit	2,000,000
Interest expense	(714,995)
Cash used by financing activities		5,826,313
Increase in cash		2,068,356
Cash at beginning of period		260,337
Cash at end of period		$2,328,693
RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS TO CASH PROVIDED BY OPERATING ACTIVITIES:
Net increase in net assets resulting from operations		$5,278,280
Increase in investments	$(9,664,299)
Decrease in interest and dividends receivable	108,350
Increase in other assets	(88,925)
Decrease in accrued expenses	(62,941)
Interest expense	671,578
Net cash used for operating activities		$(3,757,957)

See accompanying Notes to Financial Statements.

Financial Highlinghts  Boulder Growth & Income Fund, Inc.

For a common share outstanding throughout each period

Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

	Year Ended November 30,				Five Months Ended November 30,		Year Ended June 30,
	2005(e)		2004	2003	2002(b)		2002	2001
OPERATING PERFORMANCE:
Net asset value, beginning of year	$7.58		$6.65	$6.59	$7.15		$8.65	$8.96
Net investment income/(loss)	0.04		0.01	(0.03)	0.02		0.58	0.70
Net realized and unrealized gain/(loss) on investments	0.39		0.95	1.23	(0.58)		(1.49)	(0.31)
Total from investment operations	0.43		0.96	1.20	(0.56)		(0.91)	0.39
DISTRIBUTIONS: PREFERRED STOCK
Dividends paid from net investment income to AMP* Shareholders	(0.01)		—	—	—		—	—
Change in accumulated undeclared dividends on AMP* Shareholders	(0.00	)(c)	—	—	—		—	—
Net Increase/(Decrease) from operations applicable to common shares	0.42		0.96	1.20	(0.56)		(0.91)	0.39
DISTRIBUTIONS: COMMON SHARES
Dividends paid from from net investment income to Common Shareholders	—		(0.03)	(0.07)	—		(0.59)	(0.70)
Dilutive Impact of Rights Offering††	—		—	(1.07)	—		—	—
Net Increase/(Decrease) in Common Net Asset Value	0.42		0.93	0.06	(0.56)		(1.50)	(0.31)
Net asset value, end of year	$8.00		$7.58	$6.65	$6.59		$7.15	$8.65
Market value, end of year	$6.96		$6.63	$5.50	$5.22		$6.78	$8.50
Total investment return based on net asset value(a)(d)	5.54%		14.44%	2.37%	(7.83)%		(11.36)%	4.41%
Total investment return based on market value(a)(d)	4.98%		21.02%	6.89%	(23.01)%		(14.47)%	11.77%
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Operating expenses	2.24%		2.00%	1.93%	4.40	%†††	1.95%†	1.82%†
Operating expenses including interest expense	3.00%		2.38%	2.30%	—		—	—
Operating expenses without fee waivers	3.06%		2.06%	—	—		—	—
Net investment income	0.55	%(f)	0.01%	0.08%	0.79	%†††	6.96%	8.03%
SUPPLEMMENTAL DATA:
Portfolio Turnover Rate	41%		33%	40%	21%		180%	83%
Net assets, end of the year (in 000's)	$90,673		$85,896	$75,286	$37,309		$40,514	$48,990
Number of shares outstanding at the end of period (in 000's)	11,328		11,328	11,328	5,664		5,664	5,664
Ratio of operating expenses to Total Average Net Assets including AMP*	2.46%		—	—	—		—	—

*  Taxable Auction Market Preferred Stock ("AMP")

(a)  Assumes reinvestment of distributions at the price obtained by the Fund's Dividend Reinvestment Plan.

(b)  Fiscal year end changed to November 30. Prior to this, the fiscal year end was June 30.

(c)  Amount represents less than $0.01 per Common share.

(d)  Total return is not annualized for periods less than one year.

(e)  On October 17, 2005, the Fund issued 1,000 shares of AMPs.

(f)  As of November 30, 2005, the net investment income ratio reflects income net of operating expenses and payments and change in undeclared dividends to AMP Shareholders.

†  For the years ended June 30, 2002 and 2001, the ratio of expenses to average net assets excluding the costs attributable to a proxy contest and related matters was 1.65% and 1.26%, respectively.

††  The Rights Offering was fully subscribed at a subscription price of $4.34 for 5,663,892 shares, which equals $24,581,291 in gross proceeds.

†††  Annualized.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued) (Unaudited)  Boulder Growth & Income Fund, Inc.

The table below sets out information with respect to Taxable Auction Market Preferred Stock currently outstanding. (1).

	Total Shares Outstanding	Average Coverage Per Share	Involuntary Liquidating Preference Per Share(2)	Average Market Value Per Share(2)
11/30/05	1,000	$115,673	$25,000	$25,000

(1) See Note 5.

(2) Excludes accumulated undeclared dividends

See accompanying Notes to Financial Statements.

Notes to Financial Statements  Boulder Growth & Income Fund, Inc.

1. Significant Accounting Policies

Boulder Growth & Income Fund, Inc. (the "Fund"), is a non-diversified, closed-end management company organized as a Maryland corporation and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America.

Portfolio Valuation: The net asset value of the Funds Common Stock is determined by the Fund's administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets by the number of shares of Common Stock outstanding. The value of the Fund's net assets is deemed to equal the value of the Fund's total assets less the Fund's liabilities. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange or the NASDAQ Official Close Price ("NOCP") on the day of valuation. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value, and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent sources. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less at the time of purchase, are valued at amortized cost.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded using the interest method.

The books and records of the Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into US dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and the subsequent sale trade date is included in gains and losses on investment securities sold.

Dividend income is recorded at management's estimate of the income included in distributions received from investments in real estate investment trusts ("REITs") and registered investment companies ("RICs"). Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amounts of income and return of capital are determined by each REIT or RIC only after its fiscal year-end, and may differ from the estimated amounts.

Repurchase Agreements: The Fund may engage in repurchase agreement transactions. The Fund's Management reviews and approves periodically the eligibility of the banks and dealers with which the Fund enters into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

Dividends and Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to shareholders at least annually. Any net realized long-term capital gains may be distributed to shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a registered investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund's shareholders as a credit against their own tax liabilities.

Federal Income Taxes: The Fund intends to qualify as a registered investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"), applicable to RICs

Notes to Financial Statements  Boulder Growth & Income Fund, Inc.

and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no Federal income tax provision is required.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportional allocation of income and gains to all classes of Shareholders. The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years.

Cash: Cash as used in the Statement of Cash Flows is the amount reported in the Statement of Assets and Liabilities. Information on cash payments or any cash movement is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include realized gain or loss on investment securities and accretion income recognized on investment securities.

Use of Estimates: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Co-Advisory Fees, Directors' Fees, Administration Fee, Co-Administration Fee, Custody Fee and Transfer Agent Fee

Boulder Investment Advisers, L.L.C. ("BIA") and Stewart Investment Advisers ("SIA") serve as the Fund's Co-Investment Advisers ("Advisers"). The Fund pays the Advisers a monthly fee at an annual rate of 1.25% of the value of the Fund's average monthly net assets (including the principal amount of leverage, if any). The equity owners of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company ("EALLC"), and the Lola Brown Trust No. 1B (the "Lola Trust"), each of which is considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act. Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. SIA receives a monthly fee equal to 75% of the fees earned by the Advisers, and BIA receives 25% of the fees earned by the Advisers. The equity owner of SIA is the Stewart West Indies Trust, considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act.

Fund Administrative Services, LLC ("FAS") serves as the Fund's Co-Administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund including: providing the Fund's principal offices and executive officers, overseeing and administering all contracted service providers, making recommendations to the Board regarding policies of the Fund, conducting shareholder relations, authorizing expenses and other administrative tasks. Under the Administration Agreement, the Fund pays FAS a monthly fee calculated at an annual rate of 0.20% of the value of the Fund's average monthly net assets up to $250 million; 0.18% of the Fund's average monthly net assets on the next $150 million; and, 0.15% on the value of the Fund's average monthly assets over $400 million. Notwithstanding, FAS has agreed to cap the Fund's total administration costs at 0.30% (including administration, co-administration, transfer agent and custodian fees). As such, FAS has agreed to waive a portion of its fee should the total monthly administration expenses exceed 0.30%. The equity owners of FAS are EALLC and the Lola Trust, each of which is considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act.

The Fund pays each Director who is not a director, officer or employee of the Advisers or FAS a fee of $8,000 per annum, plus $3,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition, the Chairman of the Board and the Chairman of the Audit Committee receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. The Fund will also reimburse all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

Investors Bank & Trust Company ("Investors Bank") serves as the Fund's Co-Administrator and Custodian. As compensation for its services, Investors Bank receives certain asset-based fees, transaction fees, and out-of-pocket expenses, which are accrued daily and paid monthly.

PFPC Inc. ("PFPC") serves as the Fund's transfer agent, dividend-paying agent and registrar, as compensation for PFPC's services, the Fund pays PFPC a monthly fee plus certain out-of-pocket expenses.

Notes to Financial Statements  Boulder Growth & Income Fund, Inc.

Deutsche Bank Trust Company Americas ("Auction Agent"), a wholly owned subsidiary of Deutsche Bank AG, serves as the Fund's Taxable Auction Market Preferred Stock transfer agent, registrar, dividend disbursing agent and redemption agent.

3. Purchases and Sales of Securities

Cost of purchases and proceeds from sales of securities for the year ended November 30, 2005, excluding short-term investments, aggregated $43,203,996 and $39,627,961, respectively.

At November 30, 2005, based on cost of $100,484,640 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $16,075,388 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $2,241,518. There are no material differences for cost of investments for book and tax purposes.

4. Common Stock

At November 30, 2005, 249,990,000 of $0.01 par value Common Stock were authorized of which 11,327,784 were outstanding.

5. Taxable Auction Market Preferred Stock

The Fund's Articles of Incorporation authorize the Board to reclassify any unissued shares of the Fund's Common Stock as part of an issuance of Preferred Stock. On July 29, 2005, the Board authorized the reclassification of up to 10,000 of the Fund's unissued shares of Common Stock as Preferred Stock. On October 17, 2005, the Fund issued 1,000 shares of Taxable Auction Market Preferred Stock. Offering costs of $131,163 and commissions of $250,000 paid directly to Merrill Lynch, Pierce Fenner & Smith Inc., were charged to capital of Common Stock to complete the transaction. Taxable Auction Market Preferred Stock is senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Shareholders. Dividends on shares of Taxable Auction Market Preferred Stock are cumulative.

The Fund is required to meet certain asset coverage tests with respect to the Taxable Auction Market Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, Taxable Auction Market Preferred Stock at a redemption price of $25,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could lead to sales of portfolio securities at inopportune times.

An auction of the Taxable Auction Market Preferred Stock is generally held every 28 days. Existing shareholders may submit an order to hold, bid or sell such shares at par value on each auction date. Taxable Auction Market Preferred Stock Shareholders may also trade shares in the secondary market between auction dates.

On November 30, 2005, 1,000 shares of Taxable Auction Market Preferred Stock were outstanding at the annual rate of 4.05%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders. While the Fund expects to earn a higher return on its assets than the cost associated with the Taxable Auction Market Preferred Stock, including expenses, there can be no assurance that such results will be attained.

6. Portfolio Investments, Concentration and Investment Quality

The Fund operates as a "non-diversified" investment company, as defined in the 1940 Act. As a result of being "non-diversified", with respect to 50% of the Fund's portfolio, the Fund must limit to 5% the portion of its assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of the Fund's portfolio, although no single investment can exceed 25% of the Fund's total assets at the time of purchase. A more concentrated portfolio may cause the Fund's net asset value to be more volatile than it has been historically and thus may subject shareholders to more risk. The Fund may hold a substantial position (up to 25% of its assets) in the common stock of a single issuer. As of November 30, 2005, the Fund held more than 25% of its assets in Berkshire Hathaway, Inc. as a direct result of the market appreciation of the issuer since the time of purchase. Thus, the volatility of the Fund's common stock, and the Fund's net

Notes to Financial Statements  Boulder Growth & Income Fund, Inc.

assets value and its performance in general, depends disproportionately more on the performance of this single issuer than that of a more diversified fund.

At the April 2003 shareholder meeting, Shareholders approved a proposal that permits the Fund to be concentrated in REITs (real estate investment trusts). REITs are securities of companies whose primary objective is investment in real property or providing services to real property interests. The Fund must invest at least 25% of its assets in REIT securities. Although the Fund generally invests in U.S. REITs, the fund may make direct investments in foreign REITs. The Fund intends to invest in REIT securities primarily for income. Risks associated with investing in REITs include the potential for loss of value if there is an underlying decline in value of the properties in which the REIT invests. Property valuations may rise and fall with either local economic conditions or with the national economy. Furthermore, the dividend income paid by a REIT may be reduced or eliminated. In addition, the Fund bears its ratable share of REIT expenses while still paying management fees on the Fund assets so invested.

At the April 2005 Annual Meeting of Stockholders, shareholders approved a proposal that eliminates the Fund's fundamental investment restriction regarding investment in foreign securities. Prior to this meeting, the Fund was not permitted to invest more than 20% of its assets in foreign securities. The Fund now has no restrictions on its ability to invest in foreign securities. Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the Advisers may not be able to sell the Fund's portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund's return.

The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a "non-diversified" fund. As a result, the Fund is subject to a greater risk of loss than a diversified fund or a fund that has diversified its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund's net asset value reflecting fluctuation in the value of large Fund holdings. Under normal market conditions, the Fund intends to invest at least 80% of its net assets in common stocks. Common stocks include dividend-paying closed-end funds and REITs. The portion of the Fund's assets that are not invested in common stocks may be invested in fixed income securities and cash equivalents. The term "fixed income securities" includes RICs whose objective is income, REITs, bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

7. Significant Shareholders

On November 30, 2005, trusts and other entities affiliated with Stewart R. Horejsi and the Horejsi family owned 2,354,600 shares of Common Stock of the Fund, representing approximately 20.79% of the total Fund shares. Stewart R. Horejsi s the primary portfolio manager for SIA and is the Fund's primary portfolio manager. He is responsible for the day-to-day strategic management of the Fund.

8. Share Repurchase Program

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

For the years ended November 30, 2005 and November 30, 2004, the Fund did not repurchase any of its own shares.

Notes to Financial Statements  Boulder Growth & Income Fund, Inc.

9. Tax Basis Distributions

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The character of distributions paid on a tax basis during the years ending November 30, 2005 and November 30, 2004 were as follows:

	Year Ended November 2005	Year Ended November 2004
Distributions paid from:
Ordinary Income	$119,717	$248,715
In Excess of Net Investment Income	—	34,480
	$119,717	$283,195

As of November, 30 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$380,691
Unrealized Appreciation	13,794,680
$14,175,371

The Fund had available for tax basis distributions purposes accumulated capital and other losses and temporary differences of $5,202,615 of which $5,134,721 will expire on 11/30/2011.

Net investment income and realized gain and loss for federal income tax purposes differ from that reported in the financial statements because of permanent and temporary book and tax differences. These differences are primarily related to differing treatment of long-term capital gains dividends and excess ordinary distributions received from REITs and wash sales. Permanent book and tax basis difference of $(65,357), $43,163 and $22,194 were reclassified at November 30, 2005 among undistributed net investment income, accumulated net realized loss on investments and Paid in Capital, respectively, for the Fund.

10. Loan Outstanding

On February 21, 2003, an agreement between the Fund and the Custodial Trust Company of Bear Stearns was reached, in which the Fund may borrow from the Custodial Trust Company an aggregate amount of up to the lesser of $20,000,000 or the maximum amount the Fund is permitted to borrow under the 1940 Act. For the year ended November 30, 2005, the Fund had an average outstanding loan for 320 days, with an average daily balance of $18,700,000, at an average rate of 4.01% and incurred $671,578 of interest expense. A portion of the net proceeds from the AMPS offering were used to redeem the bank debt during the period. For the fiscal year ended November 30, 2004, the Fund had an average outstanding loan of $15,909,836 at an average rate of 2.35% and incurred $368,442 of interest expense.

BOULDER GROWTH & INCOME FUND, INC.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Boulder Growth & Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the Boulder Growth & Income Fund, Inc., including the portfolio of investments, as of November 30, 2005, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended, the five-month period ended November 30, 2002 and the period ended June 30, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended June 30, 2001 were audited by other auditors whose report, dated August 1, 2001, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2005 by correspondence with the custodian and brokers, or by other appriopriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Boulder Growth & Income Fund, Inc. as of November 30, 2005, and the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
January 13, 2006

Additional Information (Unaudited)

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available (1) on the Fund's website located at http://www.boulderfunds.net; (2) on the SEC's website at http://www.sec.gov; or (3) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Information

The policies and procedures used to determine how to vote proxies relating to portfolio securities held by the Fund are available on the Fund's website located at http://www.boulderfunds.net. Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at http://www.sec.gov.

Senior Officer Code of Ethics

The Fund files a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer or controller, or persons performing similar functions (the "Senior Officer Code of Ethics"), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund's Senior Officer Code of Ethics is available on the Fund's website locate at http://boulderfunds.net.

Privacy Statement

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information), the Directors of the Fund have established the following policy regarding information about the Fund's shareholders. We consider all shareholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use. The Fund collects nonpublic information (e.g., your name, address, Social Security Number, Fund holdings) about shareholders from transactions in Fund shares. The Fund will not release information about current or former shareholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; or (iii) we are required by law to release information to the recipient. The Fund has not and will not in the future give or sell information about its current or former shareholders to any company, individual, or group (except as permitted by law). The Fund will only use information about its shareholders as necessary to service or maintain shareholder accounts in the ordinary course of business. Internally, we also restrict access to shareholder personal data to those who have a specific need for the records. We maintain physical, electronic and procedural safeguards that comply with Federal standards to guard your personal data.

Tax Information

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended November 30, 2005, 100% qualify for the dividend received deduction available to shareholders.

For the fiscal year ended November 30, 2005, 100% of the taxable investment income qualifies for the 15% dividend tax rate.

Summary of Dividend Reinvestment Plan

Registered holders ("Common Shareholders") of common stock (the "Common Shares") are automatically enrolled (the "Participants") in the Fund's Dividend Reinvestment Plan (the "Plan") whereupon all distributions of income, capital gains or managed distributions ("Distributions") are automatically reinvested in additional Common Shares. Common Shareholders who elect to not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then the nominee) by the custodian, as dividend disbursing agent.

PFPC Inc. (the "Agent") serves as Agent for each Participant in administering the Plan. After the Fund declares a Distribution, if (1) the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions on the payment date for a Distribution, Participants will be issued Common Shares at the higher of net asset value per Common Share or 95% of the market price per Common Share on the payment date; or if (2) the net asset value per Common Share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent shall apply the amount of such Distribution to purchase Common Shares on the open market and Participants will receive the equivalent in Common Shares valued at the weighted average market price (including brokerage commissions) determined as of the time of the purchase (generally, following the payment date of the Distribution). If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Shares as of the payment date, the purchase price paid by the Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if such Distribution had been paid in Common Shares issued by the Fund. If the Agent is unable to invest the full Distribution amount in purchases in the open market or if the market discount shifts to a market premium during the purchase period than the Agent may cease making purchases in the open market the instant the Agent is notified of a market premium and may invest the uninvested portion portion of the Distribution in newly issued Common Shares at the net asset value per Common Share at the close of business provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Distribution will be divided by 95% of the market price on the payment date. The Fund will not issue Common Shares under the Plan below net asset value.

There is no charge to Participants for reinvesting Distributions, except for certain brokerage commissions, as described below. The Agent's fees for the handling of the reinvestment of Distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchase in connection with the reinvestment of Distributions. The automatic reinvestment of Distributions will not relieve Participants of any federal income tax that may be payable on such Distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 Days' written notice to Common Shareholders of the Fund.

Participants in the Plan may (i) request a certificate, (ii) request to sell their shares, or (iii) withdraw from the Plan upon written notice to the Agent or by telephone in accordance with the specific procedures and will receive certificates for whole Common Shares and cash for fractional Common Shares.

All correspondence concerning the Plan should be directed to the Agent, PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027. To receive a full copy of the Fund's Divident Reinvestment Plan, please contact the Agent at 1-800-331-1710.

BOULDER GROWTH & INCOME FUND, INC.

Information about Directors and Officers

Set forth in the following table is information about the Directors of the Fund, together with their address, age, position with the Fund, term of office, length of time served and principal occupation during the last five years.

Name, Address*, Age	Position, Length of Term Served, and Term of Office	Principal Occupation(s) and Other Directorships held During the Past Five Years	Number of Funds in Fund Complex Overseen by Director
Disinterested Directors

Alfred G. Aldridge, Jr. Brig. Gen (Retired) Cal. Air National Guard Age: 68	Director of the Fund since January 2002. Current term expires at Annual Meeting for 2006.	Executive Vice President, Business Development Specialists (sales and marketing consulting), Phoenix, AZ since January 2004; Sales Manager, Shamrock Foods Company, 1982-2002; Director, Arizona Sports Foundation, since 1997; Director, Maricopa Youth Assistance Foundation, Phoenix, AZ, since 2004; Director, Boulder Total Return Fund, Inc., since 1999.	2

Richard I. Barr Age 67	Director of the Fund since January 2002. Current term expires at Annual Meeting for 2006.	Retired; Manager, Advantage Sales and Marketing, Inc. (food brokerage), 1963-2001; Director, Boulder Total Return Fund, Inc., since 1999 and Chairman of the Board since 2003; Director, First Financial Fund, Inc., since 2001.	3

Dennis R. Causier Age: 58	Director of the Fund since October 2004. Current Term expires at Annual Meeting of 2006.	Retired; Managing Director and Chairman, P.S. Group PLC (engineering and construction), 1966-2001; Owner, Professional Yacht Management Services (yacht management); Director, First Financial Fund, Inc., since 2004.	2

Joel W. Looney Age: 43	Director of the Fund since January 2002. Chairman of the Board. Current term expires at Annual Meeting for 2006.	Partner, Financial Management Group, LLC (investment adviser), since July 1999; CFO, Bethany College from 1995-1999; Director, Boulder Total Return Fund, Inc., since 2001; Director and Chairman of the Board, First Financial Fund, Inc. since 2003.	3

Interested Directors**

John S. Horejsi Age: 38	Director of the Fund since May 2004. Current term expires at Annual Meeting for 2006.	Director, Horejsi Charitable Foundation (a private charitable foundation), since 1997.	1

*  Unless otherwise specified, the Directors' respective addresses are c/o Boulder Growth & Income Fund, Inc., 1680 38th Street, Suite 800, Boulder, Colorado 80301.

**  Mr. Horejsi is an "interested person" as a result of the extent of his beneficial ownership of Fund shares and by virtue of his indirect beneficial ownership of BIA and FAS.

BOULDER GROWTH & INCOME FUND, INC.

Information about Directors and Officers—(Continued)

The Names of the executive officers of the Fund are listed in the table below. Each officer was elected to office by the Board at a meeting held on April 26, 2005. This table shows certain additional information. Each officer will hold such office until a successor has been elected by the Board of Directors of the Fund.

Name, Address*, Age	Position, Length of Term Served, and Term of Office	Principal Occupation(s) and Other Directorships held During the Past Five Years
Carl D. Johns 1680 38th Street, Suite 800 Boulder, CO 80301 Age: 42	Chief Financial Officer, Chief Accounting Officer, Vice President and Treasurer since 2002. Appointed annually.	Vice President and Treasurer of BIA and Assistant Manager of FAS, since April 1999; Chief Financial Officer, Chief Accounting Officer, Vice President and Treasurer, Boulder Total Return Fund, Inc., since 1999 and First Financial Fund, Inc., since 2003.

Stephanie J. Kelley 1680 38th Street, Suite 800 Boulder, CO 80301 Age: 49	Secretary since 2002. Appointed annually.	Secretary, Boulder Total Return Fund, Inc., since 2000 and First Financial Fund, Inc., since 2003; Assistant Secretary and Assistant Treasurer of various other entities affiliated with the Horejsi family; Employee, FAS, since 1999.

Stephen C. Miller 1680 38th Street Suite 800 Boulder CO 80301 Age: 53	President of the Fund since 2002. Appointed annually.	President of and General Counsel for BIA, since 1999; Manager, FAS, since 1999; Vice President of SIA, since 1998; President of Boulder Total Return Fund, Inc., since 1999; President of First Financial Fund, Inc. since 2003; President and General Counsel, Horejsi, Inc. (liquidated in 1999); General Counsel, Brown Welding Supply, LLC (sold in 1999); Of Counsel, Krass & Miller, LLC, since 1991.

Nicole L. Murphey 1680 38th Street, Suite 800 Boulder, CO 80301 Age: 28	Assistant Secretary since 2002. Appointed annually.	Assistant Secretary, Boulder Total Return Fund, Inc. since 2000 and First Financial Fund, Inc. since 2003; Employee, FAS, since 1999.

The Fund's President has certified to the New York Stock Exchange that, as of November 30, 2005, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund's reports to the Securities and Exchange Commission on Form N-CSR contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's disclosure in such reports and that are required by rule 30a-2(a) under the Investment Company Act.

Boulder Growth & Income Fund, Inc.

P.O. Box 43027
Providence, RI 02940-3027

Presorted
Standard

US Postage

PAID

Boston, MA

Permit No. 57842

Boulder
Growth & Income
Fund, Inc.

(NYSE: BIF)

Annual Report

November 30, 2005

Directors

Brig. Gen (Ret.) Alfred G. Aldridge Jr.
Richard I. Barr
Dennis R. Causier
John S. Horejsi
Joel W. Looney

Officers

Stephen C. Miller
President

Carl D. Johns
Vice President and Treasurer

Stephanie J. Kelley
Secretary

Nicole L. Murphey
Assistant Secretary

www.boulderfunds.net

If you have questions regarding shares you held in a Brokerage Account contact your broker, or, if you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent –– PFPC, Inc. at:

P.O. Box 43027
Providence, RI 02940-3027
1-800-331-1710

This report is sent to shareholders of Boulder Growth & Income Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Item 2. Code of Ethics.

As of November 30, 2005, the Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer.  For the year ended November 30, 2005, there were no amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with this N-CSR under Item 12(a).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Joel W. Looney is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by the Securities and Exchange Commission.

Item 4. Principal Accountant Fees and Services.

(a)   Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $23,600 and $25,250 for the fiscal years ended November 30, 2004 and November 30, 2005, respectively.

(b)   Audit-Related Fees – There were no fees billed for the fiscal years ended November 30, 2004 and November 30, 2005 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under (a) of this Item.

(c)   Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Fund’s tax returns and excise tax calculations were $5,850 and $6,000 for the fiscal years ended November 30, 2004 and November 30, 2005, respectively.

(d)   All Other Fees – The aggregate fees billed for the last two fiscal years for products and services provided by the principal accountant, other than the services reported in (a) through (c) of  this Item were $0 and $18,000 for the fiscal years ended November 30, 2004 and November 30, 2005, respectively.  These fees pertained to the comfort letter related to the Fund’s Auction Market Preferred Shares.

(e)  (1)  The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2)  There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

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(f)   None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended November 30, 2005 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)  Not applicable.

(h)  Not applicable.

Item 5. Audit Committee of Listed Registrants.

As of the end of the period covered by this report, the following registrants have been designated as the Fund’s separately designated standing audit committee: Alfred G. Aldridge, Jr., Richard I. Barr, Joel W. Looney and Dennis R. Causier.

Item 6. Schedule of Investments.

The Funds’ full schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Boulder Total Return Fund, Inc. and Boulder Growth & Income Fund, Inc.

Proxy Voting Procedures

The Board of Directors of the Boulder Total Return Fund, Inc. and Boulder Growth & Income Fund, Inc. (collectively, the “Funds”) hereby adopt the following policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds (collectively, the “Voting Policies”).

1.             Policy.  It is the policy of each of the Boards of Directors of the Funds (the “Board”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to Boulder Investment Advisers, L.L.C. (the “Adviser”) as a part of the Adviser’s general management of the Funds, subject to the Board’s continuing oversight.(1)  The voting of proxies is an integral part of the investment management services that the Adviser provides pursuant to the advisory contract.  Proxy voting policies and procedures are required by Rule 206 (4)-6 of the Investment Advisers Act of 1940, and will be effective August 6, 2003.

2.             Fiduciary Duty.  The right to vote a proxy with respect to portfolio securities held by the Funds is a significant asset of the Fund.  The Adviser, to which authority to vote on behalf of the Funds is delegated, exercises this voting responsibility as a fiduciary, and votes proxies in a manner consistent with the best interest of the Funds and its shareholders, and with the goal of maximizing the value of the Funds and the shareholders’ investments.

3.             Procedures.  The following are the procedures adopted by the Board for the administration of this policy:

a.     Review of Adviser Proxy Voting Procedures.  The Adviser, with advice and counsel from the Board, shall present to the Board its policies, procedures and other guideline for voting proxies at least annually (the “Voting Guidelines”), and must notify the Board promptly of any material changes.  In accordance with the foregoing, the Adviser has developed the Voting Guidelines which are attached hereto as Exhibit A.

b.     Voting Record Reporting.  No less than annually, the Adviser shall report to the Board a record of each proxy voted with respect to portfolio securities of the Funds during the respective year.  With respect to those proxies the Adviser has identified as involving a conflict of interest(2), the Adviser shall submit a separate report

(1)  This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. 33-8188, 34-47304, IC-25922.

(2)  As it is used in this document, the term “conflict of interest” refers to a situation in which the Adviser or affiliated persons of the adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Funds which compromises the Adviser’s independence of judgment and action with respect to the voting of the proxy.

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indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

4.             Revocation.  The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.  This disclosure shall be included in any registration statement filed on behalf of the Funds after July 1, 2003.

5.             Annual Filing.  The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.  The Fund must file the complete proxy voting record on an annual basis on this form.  Form N-PX must contain complete proxy voting records for the 12 month period stated above, and must be signed on behalf of the Fund by the principal executive officers.  This form must provide the following information:

1.   Name of the issuer of the portfolio security

2.   Exchange ticker symbol

3.   CUSIP #

4.   Shareholder meeting date

5.   Brief indication of the matter voted on

6.   Whether matter was proposed by the issuer or by a security holder

7.   Whether the Fund cast its vote on the matter

8.   How the Fund cast its vote

9.   Whether the Fund cast its vote for or against management

6.             Disclosures.

a.     The Fund shall include in any future registration statement:

i.      A description of the Voting Policies and the Voting Guidelines(3); and

ii.     A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.(4)

b.     The Fund shall include in its Annual and Semi-Annual Reports to shareholders:

i.      A statement disclosing that the Voting Policies and Voting Guidelines are available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; and on the SEC website.(5)

ii.     A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.(6)

7.             Recordkeeping Requirements.  SEC Rule 204-2, as amended, requires advisers to retain:

1.   Proxy voting policies and procedures

2.   Proxy statements received regarding client securities

3.   Records of votes cast on behalf of clients

4.   Records of written client requests

5.   Any documents prepared by the adviser material to making a decision how to vote, or that memorialized the basis for the decision.

(3)  This disclosure shall be included in the registration statement next filed on behalf of the Funds after July 1, 2003.

(4)  This disclosure shall be included in the registration statement next filed on behalf of the Funds after August 31, 2004.

(5)  This disclosure shall be included in the report next filed on behalf of the Funds after July 1, 2003.

(6)  This disclosure shall be included in the report next filed on behalf of the Funds after August 31, 2004.

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8.             Review of Policy.  At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

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EXHIBIT A – VOTING GUIDLINES

The Funds’ and Advisors’ proxy voting principles are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

Category	Guideline	Voting
BOARD OF DIRECTOR ISSUES

The board of directors’ primary role is to protect the interests of all shareholders. Key functions of the board are to approve the direction of corporate strategy, ensure succession of management and evaluate performance of the corporation as well as senior management. The board is accountable to shareholders, and must operate independently from management.

Routine Elections	Generally we will vote with management’s recommendation	Generally FOR

Board Classification

Generally we are opposed to entrenchment mechanisms and will vote against proposals to classify a board. We prefer annual election of directors in order that shareholders have more power to replace directors deemed to not be acting in the shareholders’ interest.

Generally AGAINST

Independence of Directors

The majority of board members should be independent from the corporation, management or a majority shareholder. An independent member should not be a former employee of the company or a representative of a key supplier to or a key client of the company.

We will generally support boards that have a majority of board members classified as independent.

Director Indemnification	Mandatory indemnification of directors and officers is necessary to attract quality candidates.	Generally FOR

Director Attendance	Board membership requires a significant amount of time in order for responsibilities to be executed, and attendance at Board and Committee meetings is noted.	We look for attendance records to be in the 75% participation range.

Term Limits	We are more concerned with the performance of directors and not with the term limits	Generally AGAINST but will look at on a case-by-case basis.

Separation of Chair and CEO	In most cases it is advisable for there to be a separation between the CEO and the Chair to enhance separation of management interests and shareholders.

In most cases we would support a recommendation to separate the Chair from the CEO. Lead directors are considered acceptable, and in this situation an independent Corporate Governance committee must also be in place.

Committees of the Board	Audit, Compensation, Governance and Nominating committees are the most significant committees of the board.

We support the establishment of these committees, however independent director membership on these committees is the primary concern. Two-thirds independent membership is satisfactory, provided that the chair of each committee is independent.

Audit Process	The members of an audit committee should be independent directors, and the auditor must also be independent. The auditor should report directly to the Audit committee and not to management.	We will generally support the choice of auditors recommended by the Audit Committee. In the event that

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the auditor supplies other services for a fee other than the audit, each situation will be reviewed on a case-by-case basis.

VOTING AND ENTRENCHMENT ISSUES

Shareholder Right to Call Special Meeting		Generally FOR

Shareholder Right to Act by Written Consent		Generally FOR

Cumulative Voting	Our experience has been that cumulative voting is generally proposed by large shareholders who may wish to exert undue influence on the board.	Generally AGAINST, although we may consider if the board has been unresponsive to shareholders.

Confidentiality of Shareholder Voting	Like any other electoral system, the voting at annual and special meetings should be confidential and free from any potential coercion and/or impropriety.	We will support any proposals to introduce or maintain confidential voting.

Size of Board of Directors	Generally boards should be comprised of a minimum of seven to a maximum of fifteen. However the complexity of the company has an impact on required board size.	The independence of the board is a greater concern than the number of members. However should a change in board size be proposed as potentially an anti-takeover measure we would vote against.

COMPENSATION ISSUES

Director Compensation

Directors should be compensated fairly for the time and expertise they devote on behalf of shareholders. We favor directors personally owning shares in the corporation, and that they receive a substantial portion of their remuneration in the form of shares.

We support recommendations where a portion of the remuneration is to be in the form of common stock. We do not support options for directors, and do not support retirement bonuses or benefits for directors.

MANAGEMENT COMPENSATION

Compensation plans for executives should be designed to attract and retain the right people with exceptional skills to manage the company successfully long-term. These plans should be competitive within the company’s respective industry without being excessive and should attempt to align the executive’s interests with the long-term interest of shareholders.

Executive compensation will be considered on a case-by-case basis.

Stock Options and Incentive Compensation Plans

Compensation plans should be designed to reward good performance of executives. They should also encourage management to own stock so as to align their financial interests with those of the shareholders. It is important that these plans are disclosed to the shareholders in detail for their approval.

We will not support plans with options priced below current market value or the lowering of the exercise price on any previously granted options.

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We will not support any plan amendment that is not capped or that results in anything but negligible dilution. We believe that shareholders should have a say in all aspects of option plans and therefore will not support omnibus stock option plans or plans where the Board is given discretion to set the terms. Plans will be considered on a case-by-case basis.

Adopt/Amend Employee Stock Purchase Plans	Considered on a case-by-case basis.

Golden Parachutes

Although we believe that “golden parachutes” may be a good way to attract, retain and encourage objectivity of qualified executives by providing financial security in the case of a change in the structure or control of a company, golden parachutes can be excessive.

Generally opposed but will consider on a case-by-case basis.

Require Shareholder Approval of Golden Parachutes	Generally FOR

TAKEOVER PROTECTIONS

Some companies adopt shareholder rights plans that incorporate anti-takeover measures, which may include: poison pills, crown jewel defense, payment of greenmail, going private transactions, leveraged buyouts, lock-up arrangements, Fair price amendments, Re-incorporation. Rights plans should be designed to ensure that all shareholders are treated equally in the event there is a change in control of a company. These plans should also provide the Board with sufficient time to ensure that the appropriate course of action is chosen to ensure shareholder interests have been protected. However, many shareholder rights plans can be used to prevent bids that might in fact be in the shareholders best interests. Depending on their contents, these plans may also adversely influence current share prices and long-term shareholder value.

We will review each situation on a case-by-case basis. We will generally support proposals that protect the rights and share value of shareholders.

Dual Class Shares

It is not unusual for certain classes of shares to have more than one vote per share. This is referred to as a dual class share structure and can result in a minority of shareholders having the ability to make decisions that may not be in the best interests of the majority of shareholders.

Generally AGAINST.

Super-Majority Voting Provisions

Super-majority voting (e.g., 67% of votes cast or a majority of outstanding shares), although fairly common, can, from a practical point of view, be difficult to obtain, and essentially are a bar from effective challenges to entrenched management, regardless of performance or popularity. A very high requirement can be unwieldy and therefore not in the best interest of the majority of shareholders.

Generally AGAINST. We will generally oppose proposals for voting requirements that are greater than a majority of votes cast. That said, we will review supermajority proposals on a case-by-case basis.

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Issuance of Authorized Shares	Generally FOR

Issuance of Unlimited or Additional Shares

Corporations may increase their authorized number of shares in order to implement a stock split, to support an acquisition or restructuring plan, to use in a stock option plan or to implement an anti-takeover plan. Shareholders should approve of the specific business need for the increase in the number of shares and should understand that the issuance of new shares can have a significant effect on the value of existing shares.

Generally AGAINST. We will generally oppose proposals to increase the number of authorized shares to “unlimited”, but will consider any proposals to increase the number of authorized shares on a case-by-case basis for a valid business purpose.

Shareholder Proposals

Shareholders should have the opportunity to raise their concerns or issues to company management, the board and other shareholders. As long as these proposals deal with appropriate issues and are not for the purposes of airing personal grievances or to obtain publicity, they should be included on the proxy ballot for consideration.

Shareholder proposals will be reviewed on a case-by-case basis.

OTHER MATTERS

Stock Repurchase Plans	Generally FOR

Stock Splits	Generally FOR

Require Shareholder Approval to issue Preferred Stock	Generally FOR

Corporate Loans to Employees

Corporate loans, or the guaranteeing of loans, to enable employees to purchase company stock or options should be avoided. These types of loans can be risky if the company stock declines or the employee is terminated.

Generally AGAINST.

Blank-cheque Preferred Shares

The authorization of blank-cheque preferred shares gives the board of directors’ complete discretion to fix voting, dividend, conversion and other rights and privileges. Once these shares have been authorized, the shareholders have no authority to determine how or when they will be allocated. There may be valid business reasons for the issuance of these shares but the potential for abuse outweighs the benefits.

Generally AGAINST.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

Not yet applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

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Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BOULDER GROWTH & INCOME FUND INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)
Date	2-6-06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)
Date	2-6-06

By (Signature and Title)	/s/ Carl D. Johns
Carl D. Johns, Vice President and Treasurer
(Principal Financial Officer)
Date	2-6-06

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